Exhibit 10.1

COMPANY SHAREHOLDERS SUPPORT AGREEMENT

COMPANY SHAREHOLDERS SUPPORT AGREEMENT, dated as of May 14, 2024 (this “Agreement”), by and among Global Technology Acquisition Corp. I, an exempted company limited by shares incorporated under the Laws of the Cayman Islands (“GTAC”), Tyfon Culture Holdings Limited, an exempted company limited by shares incorporated under the Laws of the Cayman Islands (the “Company”), and the shareholders of the Company whose names appear on the signature pages of this Agreement (each, a “Shareholder” and, collectively, the “Shareholders”).

WHEREAS, GTAC, Global Technology Merger Sub Corp., an exempted company limited by shares incorporated under the Laws of the Cayman Islands (“Merger Sub”), and the Company propose to enter into, on the date hereof, a business combination and merger agreement (the “BCA”; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the BCA) which provides, among other things, that, upon the terms and subject to the conditions thereof, Merger Sub will merge with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of GTAC; and

WHEREAS, as of the date hereof, each Shareholder owns of record the number of Company Shares set forth opposite such Shareholder’s name on Exhibit A hereto (all such Company Shares and any Company Shares of which ownership of record or the power to vote is hereafter acquired by each Shareholder prior to the termination of this Agreement being collectively referred to herein as the “Shares”).

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agrees as follows:

1.	Agreement to Vote. Each Shareholder, by this Agreement, with respect to such Shareholder’s Shares, severally and not jointly, hereby agrees (and agrees to execute such documents or certificates evidencing such agreement as GTAC may reasonably request in connection therewith) to be present and vote (in each case, in person or by proxy), at any meeting of the Company Shareholders, and in any action by written consent or written resolutions of the Company Shareholders, all of such Shareholders’ Shares (a) in favor of the approval and authorization of the BCA (including the plan of merger substantially in the form attached as Annex I of the BCA) and approval of the Merger, the other Transactions and this Agreement, (b) against any action, agreement or transaction or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the BCA or that would reasonably be expected to result in the failure of the Transactions from being consummated and (c) in favor of any other matter reasonably necessary to the consummation of the Transactions and considered and voted upon by the Company Shareholders.

2.	Lock-Up. Each Shareholder agrees that, at or immediately prior to the Closing, such Shareholder shall execute a lock-up agreement substantially in the form of Exhibit A to the BCA.

3.	Transfer of Shares. From an after the date of this Agreement and until the Closing, each Shareholder, severally and not jointly, agrees that such Shareholder shall not, directly or indirectly, (a) sell, assign, transfer (including by operation of law), lien, pledge, dispose of or otherwise encumber any of the Shares or otherwise agree to do any of the foregoing (“Transfer”), (b) deposit any Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any Shares or (d) take any action that would make any representation or warranty of such Shareholder herein untrue or incorrect in any respect or have the effect of preventing or disabling such Shareholder from performing its obligations hereunder; provided, however, that the foregoing shall not apply to any Transfer (i) to such Shareholder’s Affiliates, employees, officers or directors, any affiliates or family members of any of such Shareholder’s officers or directors; (ii) in the case of an individual, by gift to a member of one of the individual’s immediate family, an estate planning vehicle, or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such Person or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) by pro rata distributions from such Shareholder to its members, partners, or shareholders pursuant to such Shareholder’s organizational documents; and (vi) by virtue of applicable law or such Shareholder’s organizational documents upon liquidation or dissolution of such Shareholder; provided, that any transferee of any Transfer of the type set forth in clauses (i) through (vi) must enter into a written agreement in form and substance reasonably satisfactory to the Company agreeing to be bound by this Agreement prior to the occurrence of such Transfer.

4.	Waiver of Dissenter’s Rights and Actions. Each Shareholder, severally and not jointly, hereby irrevocably and unconditionally waives any dissenters’ rights or rights of appraisal in connection with the Merger or the adoption of the Business Combination Agreement that such Shareholder may have under applicable Law, including under Section 238 of the Cayman Act, and irrevocably and unconditionally undertakes that it will not demand or exercise (or permit to be demanded or exercised) any such dissenters’ rights or rights of appraisal with respect to such Shareholder’s Shares.

5.	No Challenges. Each Shareholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against GTAC, the Company, Merger Sub or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into the BCA.

6.	Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (a) the undersigned Shareholder makes no agreement or understanding herein in any capacity other than in such Supporting Holder’s capacity as a record holder and beneficial owner of such Shareholder’s Shares and not in such Shareholder’s capacity as a director, officer or employee of the Company, if applicable, and (b) nothing herein will be construed to limit or affect any action or inaction expressly permitted under the BCA by such Shareholder in such Person’s capacity as a director, officer or employee of the Company.

7.	Binding Effect of BCA. Each Shareholder hereby acknowledges that such Shareholder has received and read the BCA and this Agreement and has had the opportunity to consult with such Shareholder’s tax and legal advisors. Each Shareholder, severally and not jointly, hereby agrees to be bound by, and comply with, Section 13.5 (Publicity) of the BCA as if such Shareholder was an original signatory to the BCA with respect to such provisions.

8.	Representations and Warranties. Each Shareholder, severally and not jointly, hereby represents and warrants to GTAC as follows:

a)	The execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby do not and will not (i) conflict with or violate any Law applicable to such Shareholder, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (iii) result in the creation of any encumbrance on any Shares or (iv) conflict with or result in a breach of or constitute a default under any provision of such Shareholder’s governing documents, if applicable.

b)	Such Shareholder owns exclusively, beneficially and of record and has good, valid and marketable title to the Shares set opposite such Shareholder’s name on Exhibit A, free and clear of any security interest, lien, claim, pledge, proxy, option, right of first refusal, agreement, voting restriction, limitation on disposition, charge, adverse claim of ownership or use or other encumbrance of any kind, other than pursuant to (i) this Agreement and (ii) applicable securities laws, and has the sole power (as currently in effect) to vote and full right, power and authority to sell, transfer and deliver such Shares, and such Shareholder does not own, directly or indirectly, any other Shares.

c)	Such Shareholder has the power, authority and capacity to execute, deliver and perform this Agreement and that this Agreement has been duly authorized, executed and delivered by such Shareholder.

9.	Termination. This Agreement shall automatically terminate, and have no further force and effect, if the BCA is terminated in accordance with its terms prior to the Effective Time.

10.	Miscellaneous.

a)	From time to time, at another party’s request and without further consideration, each party take all such actions as are necessary, proper or advisable under applicable Laws, so long as such action is consistent with and for the purposes of implementing the provisions of this Agreement.

b)	Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 5:00PM Eastern Time on a Business Day, addressee’s day and time, on the date of delivery, and otherwise on the first Business Day after such delivery; (b) if by fax or email, on the date that transmission is confirmed electronically, if by 5:00PM Eastern Time on a Business Day, addressee’s day and time, and otherwise on the first Business Day after the date of such confirmation; or (c) five days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

If to GTAC prior to, or on, the Closing Date, to:

Global Technology Acquisition Corp. I

c/o Ogier Global (Cayman) Limited

89 Nexus Way, Camana Bay

Grand Cayman, KY1-9009, Cayman Islands

Attn: Thomas D. Hennessy

Email: thennessy@hennessycapitalgroup.com

with a copy to:

Sidley Austin LLP

1999 Avenue of the Stars

Los Angeles, CA 90067

Attn.: Joshua DuClos

Email: jduclos@sidley.com

If to GTAC after the Closing Date, to:

Tyfon Culture Inc.

11/F,Block A Chengjian Building

Xiangcheng District Suzhou Jiangsu PRC

Attn: Rafael Li; Chen Hua

Email: rafael.li@taifeng.ltd; huachen@taifeng.ltd

with a copy to:

K&L Gates LLP

599 Lexington Avenue

New York, NY 10022

Attn.: Max Gu; Robert Matlin; Jonathan Barron

Email: max.gu@klgates.com; robert.matlin@klgates.com;

jonathan.barron@klgates.com

If to the Company:

Tyfon Culture Holdings Limited

11/F,Block A Chengjian Building

Xiangcheng District Suzhou Jiangsu PRC

Attn: Rafael Li; Chen Hua

Email: rafael.li@taifeng.ltd; huachen@taifeng.ltd

with a copy to:

K&L Gates LLP

599 Lexington Avenue

New York, NY 10022

Attn.: Max Gu; Robert Matlin; Jonathan Barron

Email: max.gu@klgates.com; robert.matlin@klgates.com;

jonathan.barron@klgates.com

If to a Shareholder, to the address or email address set forth for such Shareholder on the signature pages hereof.

c)	This Agreement shall be construed and interpreted in a manner consistent with the provisions of the BCA. In the event of any conflict between the terms of this Letter Agreement and the BCA, the terms of the BCA shall govern. The provisions set forth in Sections 7.4 (Trust Waiver), 10.2 (Waiver of Jury Trial), 13.3 (Amendments; No Waivers; Remedies), 13.7 (No Assignment or Delegation), 13.8 (Governing Law), 13.9 (Counterparts; Facsimile Signatures); 13.12 (Construction of Certain Terms and References; Captions); 13.11 (Severability) and 13.16 (Specific Performance) of the BCA, as in effect as of the date hereof, are hereby incorporated by reference into, and shall be deemed to apply to, this Agreement mutatis mutandis.

d)	This Agreement is intended to create, and creates a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

e)	This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) by any party hereto without the prior express written consent of the other parties hereto, except that GTAC may assign all or any of its rights and obligations hereunder to any affiliate of GTAC.

f)	This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and GTAC’s permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

g)	This Agreement shall not be effective or binding upon any party hereto until after such time as the BCA is executed and delivered by GTAC, the Company and Merger Sub.

h)	Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 10(h).

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Global Technology Acquisition Corp. I

By:	/s/ Thomas Hennessy
Name:	Thomas Hennessy
Title:	Chief Executive Officer

[Signature page to Company Shareholders Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Tyfon Culture Holdings Limited

By:	/s/ Ting Hu
Name:	Ting Hu
Title:	Chairwoman

[Signature page to Company Shareholders Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Tyfon International Limited

By:	/s/ Ting Hu
Name:	Ting Hu
Title:	Authorized Person

Address and email address:

11/F,Block A Chengjian Building Xiangcheng District Suzhou Jiangsu PRC huting@taifeng.ltd

[Signature page to Company Shareholders Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Tyfon Management Limited

By:	/s/ Yu Cao
Name:	Yu Cao
Title:	Authorized Person

Address and email address:

11/F,Block A Chengjian Building Xiangcheng District Suzhou Jiangsu PRC huting@taifeng.ltd

[Signature page to Company Shareholders Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

WINTIME Cultural Management Co., Ltd.

By:	/s/ Ting Hu
Name:	Ting Hu
Title:	Authorized Person

Address and email address:

11/F,Block A Chengjian Building Xiangcheng District Suzhou Jiangsu PRC huting@taifeng.ltd

[Signature page to Company Shareholders Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Trend Widsom Limited

By:	/s/ Edward Wu
Name:	Edward Wu
Title:	Authorized Person

Address and email address:

Suite 3508, 35/F, Tower 6, The Gateway, Harbour City,
9 Canton Road, Tsim Sha Tsui,
Kowloon, Hong Kong
edward.wu@tccapital.com.hk

[Signature page to Company Shareholders Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

By:	/s/ Wan Chak Lam
Name:	Wan Chak Lam

Address and email address:

Ft 6B Imperial Building, 54-66 Canton Road, Kln
lamwan@gmail.com

[Signature page to Company Shareholders Support Agreement]

Exhibit A

Name of Shareholder	Number of Shares
Tyfon International Limited	166,840,000
Tyfon Management Limited	12,760,000
WINTIME Cultural Management Co., Ltd.	20,400,000
Trend Wisdom Limited	16,900,000
Wan Chak Lam	17,340,000